SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
January 1, 2006

MOBILEPRO CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51010	87-0419571
(State of Incorporation)	(Commission File Number )	(IRS Employer Identification No.)

6701 Democracy Blvd., Suite 202
Bethesda, MD 20817

(Address of principal executive offices) (Zip Code)

(301) 315-9040

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;  Appointment of Principal Officers.

Bruce Sanguinetti, formerly President and Chief Executive Officer of NeoReach, Inc., a wholly-owned subsidiary of ours that is engaged in wireless network deployment through its wholly-owned subsidiary, NeoReach Wireless, Inc., is no longer serving as President and Chief Executive Officer effective January 1, 2006 since his one year contract expired December 31, 2006 and was not renewed. A copy of the press release announcing the departure of Bruce Sanguinetti is attached as an exhibit under Item 9.01(c) of this report.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits Furnished.

99.1 Press Release, dated December 28, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: /s/ Jay O. Wright
Jay O. Wright
President and Chief Executive Officer
MOBILEPRO CORP.

Date: January 3, 2006